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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): September 9, 2003
                                                        (September 8, 2003)


                           SYNAGRO TECHNOLOGIES, INC.

             (Exact name of registrant as specified in its charter)

                         Commission File Number 0-21054


           DELAWARE                                        76-0511324
-------------------------------                        -------------------
(State or other jurisdiction of                           (IRS Employer
 Incorporation or organization)                        Identification No.)


                  1800 BERING, SUITE 1000, HOUSTON, TEXAS 77057
               (Address of principal executive offices) (Zip Code)

        Registrants telephone number, including area code: (713) 369-1700

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ITEM 5.        OTHER EVENTS AND REGULATION FD DISCLOSURE

On September 8, 2003, Synagro Technologies, Inc. (the "Company") issued a press release announcing that Robert C. Boucher, Jr., the Company's President and Chief Operating Officer, has been appointed its Chief Executive Officer. Ross M. Patten will remain as Chairman of the Board. The press release is filed as
Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

(a)      None
(b)      None
(c)      Exhibits

99.1     Press release dated September 8, 2003, issued by the Company.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DATED:  September 9, 2003

                                      SYNAGRO TECHNOLOGIES, INC.

                                      By:  /s/ J. PAUL WITHROW
                                           ------------------------------------
                                           (Executive Vice President &
                                           Chief Financial Officer)


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                                  EXHIBIT INDEX


99.1     Press release dated September 8, 2003, issued by the Company.


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